FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated October 27, 2004, is made and entered into on the terms and conditions hereinafter set forth, by and among I-TRAX, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower who are parties to the Credit Agreement (as hereinafter defined) as guarantors (the "Guarantors"), the several lenders who are parties to the Credit Agreement as lenders (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent") and as Issuing Bank.


                                    RECITALS:

         1. Pursuant to a Credit Agreement dated as of March 19, 2004, among the Borrower, the Guarantors, the Lenders and Bank of America, as Administrative Agent and as Issuing Bank, as heretofore amended by a First Amendment to Credit Agreement dated June 1, 2004, a Second Amendment to Credit Agreement dated July 1, 2004, and a Third Amendment to Credit Agreement dated August 12, 2004, among the Borrower, the Guarantors, the Lenders and Bank of America, as Administrative Agent and as Issuing Bank (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders agreed to make Loans to the Borrower and to purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement.

         2. The parties hereto desire to convert the currently outstanding Term Loans to Revolving Loans and to amend the Credit Agreement in certain respects, all as more particularly hereinafter set forth.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate locations according to alphabetical order, or by amending and restating existing definitions to read as indicated, as applicable:

                  "EBITDA" shall mean, for the Borrower and its Subsidiaries on a consolidated basis for any period, the sum of Consolidated Net Income plus (a) the following, without duplication and to the extent deducted in computing Consolidated Net Income:

         (1) Interest Expense, (2) federal, state, local and foreign income, value-added and similar tax expense, (3) depreciation, (4) amortization of intangible assets and other non-cash charges, and (5) for calculations of EBITDA as of any date of determination prior to January 1, 2005 only, Merger expenses equal to $2,770,000, less (b) any non-cash items increasing Consolidated Net Income for such period (except to the extent cash relating to such item has been received after the date of this Agreement).

                  "Fixed Charge Coverage Ratio" shall mean, for the Borrower and its Subsidiaries on a consolidated basis, calculated as of any date of determination for the period hereinafter specified, the ratio of (a) EBITDAR, less the Maintenance Capital Expenditure Adjustment, less income, value-added and similar tax expenses paid in cash, to (b) the sum of the portion of Interest Expense that was paid in cash or its equivalent during such period, plus current maturities of term Indebtedness, plus Rent Expense. For any date of determination through and including September 30, 2004, the Fixed Charge Coverage Ratio shall be calculated for the Fiscal Year to date and annualized; thereafter, the Fixed Charge Coverage Ratio shall be calculated for the Last Four Fiscal Quarters.

                  "Funded Indebtedness to EBITDA Ratio" shall mean, for the Borrower and its Subsidiaries on a consolidated basis, calculated as of any date of determination for the period hereinafter specified, the ratio of Consolidated Funded Indebtedness to EBITDA. For purposes of calculating the Funded Indebtedness to EBITDA Ratio for any date of determination from and including March 31, 2004 through and including December 31, 2004, EBITDA shall be calculated for the Fiscal Year to date and annualized; thereafter, EBITDA shall be calculated for the Last Four Fiscal Quarters.

                  "Revolving Credit Maturity Date" shall mean April 1, 2007.

                  "Term Loan Commitments" - Not applicable.

                  "Term Loan Facility" - Not applicable.

                  "Term Loan Maturity Date" - Not applicable.

                  "Term Loans" - Not applicable.

                  "Term Notes" - Not applicable.

         2. Amendment of Section 2.1.1. Section 2.1.1 of the Credit Agreement is hereby amended to read as follows:

          2.1.1. Amounts of Commitments. Subject to reduction as provided herein:

                           (a) The aggregate amount of the Commitments shall be
                  $14,000,000.

                           (b) The aggregate amount of the Revolving Credit
                  Commitments at any time shall be $14,000,000 less the aggregate amount of Letter of Credit Liabilities outstanding at such time.

                           (c) The aggregate amount of the Letter of Credit
                  Commitments at any time is equal to the lesser of: (1) the aggregate amount of the Revolving Credit Commitments in effect at such time less the aggregate amount of Revolving Loans and Swingline Loans outstanding at such time, and (2) $3,000,000.

         3. Amendment of Section 2.3.1.

          (a) Clauses (d) and (e) of Section 2.3.1 of the Credit Agreement are hereby amended to read as follows:

                           (d) on and after the date described in the preceding
                  clause (c) and prior to January 1, 2006, the aggregate principal amount of the Loans that are outstanding at any time shall not exceed the Credit Facility Base, and

                           (e) on and after January 1, 2006, the aggregate
                  principal amount of the Loans and Letter of Credit Liabilities that are outstanding at any time shall not exceed the Credit Facility Base.

          (b) Section 2.3.1 of the Credit Agreement is hereby further amended by deleting the following sentence currently appearing at the end of such Section:

                  Notwithstanding the foregoing, or any other provision of this Agreement that may be to the contrary, (i) the maximum aggregate principal amount of Revolving Loans outstanding at any time prior to September 1, 2004 shall not exceed $2,000,000, (ii) the maximum aggregate principal amount of Revolving Loans outstanding at any time prior to November 1, 2004 shall not exceed $2,500,000, and (iii) the maximum aggregate principal amount of Revolving Loans outstanding on November 1, 2004 and at any time thereafter shall not exceed $2,500,000 unless (A) as of September 30, 2004, EBITDA for the Last Three Fiscal Quarters was equal to or greater than $2,623,000, and (B) the Administrative Agent and the Lenders have received (1) the financial information required by
                  Section 8.1.2 for the Fiscal Quarter of the Borrower and its Subsidiaries ending on September 30, 2004, (2) the financial information required by Section 8.1.4 for September, 2004, and
                  (3) a certificate of a Responsible Officer of the Borrower evidencing compliance with Section 10.1.5 as of October 31, 2004.

         4. Amendment of Section 3.1.2. Paragraph (c)(2) of Section 3.1.2 of the Credit Agreement is hereby amended by deleting the following sentence currently appearing at the end thereof:

         Notwithstanding the foregoing, if and to the extent that the Borrower issues or sells any Capital Stock on or prior to October 31, 2004 (other than pursuant to a transaction described in clause (4) of the definition of "Excluded Prepayment Transaction"), such transaction in no event shall constitute an Excluded Prepayment Transaction; however, to the extent that the Net Cash Proceeds therefrom exceed the amount necessary to prepay the Term Loans in full, the excess shall not reduce the Revolving Credit Commitments as required by Section 2.1.3 and this Subsection 3.1.2(c)(3).

         5. Amendment of Section 8.1.3. Section 8.1.3 of the Credit Agreement is hereby amended by adding the following language at the end of such section:

         , together with unaudited consolidating balance sheets for the Borrower's Onsite and HMS divisions as of the end of such month and the related consolidating statements of income for such divisions for such month, certified by a Responsible Officer of the Borrower.

         6. Amendment of Section 8.1.4. Section 8.1.4 of the Credit Agreement is hereby amended by (a) deleting the word and figure "ten (10)" where the same appears in the second line and substituting in lieu thereof the word and figure "fifteen (15)", and (b) deleting the following sentence currently appearing at the end thereof:

         The monthly financial information for October, 2004 furnished pursuant to this Section shall include a certificate of a Responsible Officer of the Borrower evidencing compliance with Section 10.1.5 as of October 31, 2004.

         7. Amendment of Section 10.1.1. Section 10.1.1 of the Credit Agreement is hereby amended to read as follows:

                  10.1.1. Funded Indebtedness to EBITDA Ratio. Permit the Funded Indebtedness to EBITDA Ratio (a) as of the end of any Fiscal Quarter ending prior to March 31, 2005 to be greater than 4.50 to 1.00, (b) as of the end of any Fiscal Quarter ending on or after March 31, 2005 but prior to September 30, 2005 to be greater than 4.00 to 1.00, (c) as of the end of any Fiscal Quarter ending on or after September 30, 2005 but prior to March 31, 2006 to be greater than 3.50 to 1.00, (d) as of the end of any Fiscal Quarter ending on or after March 31, 2006 but prior to September 30, 2006 to be greater than 3.00 to 1.00, (e) as of the end of any Fiscal Quarter ending on or after September 30, 2006 but prior to December 31, 2006 to be greater than 2.50 to 1.00, and (f) as of the end of any Fiscal Quarter ending on or after December 31, 2006 to be greater than 2.00 to 1.00.

         8. Amendment of Section 10.1.3. Section 10.1.3 of the Credit Agreement is hereby amended to read as follows:

                  10.1.3. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio (a) as of the end of any Fiscal Quarter ending prior to June 30, 2005 to be less than 1.10 to 1.00, (b) as of the end of any Fiscal Quarter ending on or after June 30, 2005 but prior to December 31, 2005 to be less than 1.25 to 1.00, and (c) as of the end of any Fiscal Quarter ending on or after December 31, 2005 to be less than
         1.50 to 1.00.

         9. Amendment of Section 10.1.4. Section 10.1.4 of the Credit Agreement is hereby deleted, and the following is hereby substituted in lieu thereof:

                  10.1.4  [Reserved.]

         10. Amendment of Section 10.1.5. Section 10.1.5 of the Credit Agreement is hereby amended to read as follows:

                  10.1.5 Minimum Shareholders' Equity. Permit Consolidated Net Worth as of the end of any Fiscal Quarter ending on or after December 31, 2005 to be less than the sum of (a) an amount equal to ninety percent (90%) of Consolidated Net Worth as of December 31, 2005, plus
         (b) seventy-five percent (75%) of cumulative Consolidated Net Income for each Fiscal Quarter beginning with the Fiscal Quarter ending March 31, 2006, without reduction for any losses during any Fiscal Quarter, plus (c) 100% of the Net Cash Proceeds of any Capital Stock issued by the Borrower or any of the other Credit Parties (excluding Capital Stock issued by a Credit Party other than the Borrower to any other Credit Party) subsequent to December 31, 2005; provided, however, that the calculations made pursuant to this Section 10.1.5 shall be adjusted annually following receipt by the Administrative Agent of the financial statements furnished pursuant to Section 8.1.1 in order to take into account customary year-end adjustments to Consolidated Net Income consistent with the foregoing.

         11. Fees. In consideration of the agreements of the Lenders set forth herein, the Borrower agrees to pay to the Administrative Agent, for distribution to the Lenders pro rata in accordance with their respective Percentages, a fee in an amount equal to six tenths of one percent (0.6%) of the aggregate amount of the Commitments.

         12. Conditions to Effectiveness. This Amendment shall be effective only upon the satisfaction of the following conditions:

          (a) the Borrower, each of the Guarantors, the Administrative Agent, the Issuing Bank and Requisite Lenders shall have executed and delivered a counterpart of this Amendment;

          (b) the Borrower shall have executed and delivered to Bank of America a warrant to purchase 100,000 shares of the Borrower's common Capital Stock, such warrant to be in the form attached hereto as Exhibit A (the "Warrant");

          (c) each of the representations and warranties of the Borrower contained in Section 13 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section 12 shall have been satisfied;

          (d) the Borrower shall have paid the fees required by Section 11 hereof; and

          (e) the Administrative Agent shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

         13. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Lenders, the Issuing Bank and the Administrative Agent to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant that, on and as of the date hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for (a) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, (b) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and (c) the representations and warranties set forth in paragraphs (a), (d) and (e) of Section 7.5 of the Credit Agreement, as to which no further representation or warranty is made herein.

         14. Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

          (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any Guarantor by the Administrative Agent, the Issuing Bank or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Issuing Bank or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

          (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment and the Warrant shall constitute Loan Documents for all purposes of the Credit Agreement and the other Loan Documents.

          (c) Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Amendment or the Warrant shall constitute an Event of Default.

          (d) Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

         15. Release and Waiver. The Borrower and the Guarantors hereby stipulate, acknowledge and agree that they have no claims or causes of action of any kind whatsoever against any of the Lenders, the Issuing Bank or the Administrative Agent arising out of or relating in any way to any event, circumstance, action or failure to act with respect to this Amendment, the Credit Agreement, the other Loan Documents or any matters described or referred to herein or therein or otherwise related hereto or thereto. The Borrower and the Guarantors hereby release all of the Lenders, the Issuing Bank and the Administrative Agent from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, that the Borrower or any Guarantor may now or hereafter have and that arise out of or relate in any way to any event, circumstance, action or failure to act on or before the date of this Amendment with respect to this Amendment, the Credit Agreement, the other Loan Documents or any matters described or referred to herein or therein or otherwise related hereto or thereto. The release by the Borrower and the Guarantors herein, together with the other terms and provisions of this Amendment, are entered into by the Borrower and the Guarantors advisedly and without compulsion, coercion or duress, the Borrower and the Guarantors having determined that this Amendment and all of its terms, conditions and provisions are in the economic best interests of the Borrower and the Guarantors. The Borrower and the Guarantors represent that they are entering into this Amendment freely and with the advice of counsel as to their legal alternatives.

         16. Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

         17. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

18.      Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

          (d) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (e) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                  [Remainder of Page Intentionally Left Blank;
                             Signature Pages Follow]

             [Signature Page to Third Amendment to Credit Agreement
                     (I-trax, Inc.) dated October 27, 2004]



                                  BORROWER:


                                  I-TRAX, INC.


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------



                                  GUARANTORS:


                                  I-TRAX HEALTH MANAGEMENT SOLUTIONS, INC., a Delaware corporation


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------


                                  I-TRAX HEALTH MANAGEMENT SOLUTIONS, LLC, a Delaware limited liability company

                                  BY:      I-TRAX, INC., its sole member


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------

                                  CHD MERIDIAN HEALTHCARE, LLC,
                                  a Delaware limited liability company

                                  BY:      I-TRAX, INC., its sole member


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------


                                  AMERICAN OCCUPATIONAL HEALTH MANAGEMENT, INC., a Delaware corporation


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------


                                  MEDICENTER, INC.,
                                  n Oklahoma corporation


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------


                                  MERIDIAN COMP OF NEW YORK, INC.,
                                  a Delaware corporation


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------


                                  CORPORATE HEALTH DIMENSIONS, INC.
                                  a New York corporation


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------

                                  CHDM, INC.
                                  a Delaware corporation



                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------


                                  CHDM, LLC
                                  an Indiana limited liability company


                                  By: /s/ David R. Bock
                                      ---------------------------------------
                                        Name: David R. Bock
                                        -------------------------------------
                                        Title: S.V.P. & C.F.O
                                        -------------------------------------

             [Signature Page to Third Amendment to Credit Agreement
                     (I-trax, Inc.) dated October 27, 2004]


                                  ADMINISTRATIVE AGENT, LENDER AND ISSUING BANK:


                                  BANK OF AMERICA, N.A.


                                  By: /s/ Elizabeth Knox
                                      ---------------------------------------
                                        Name: Elizabeth Knox
                                        -------------------------------------
                                        Title: S.V.P.
                                        -------------------------------------

                                    EXHIBIT A

                                [Form of Warrant]